                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    April 26, 1999
                                                 ----------------------


                           Clarion Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-24690                 91-1407411
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



         1901 N. Roselle Road, Suite 340, Schaumburg, Illinois   60195
         -------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:    (847) 490-9900
                                                   --------------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         SALE OF ASSETS OF CLARION SPECIALTY PRODUCTS. On April 26, 1999, the assets of Registrant's wholly owned subsidiary, Clarion Specialty Products, Inc. were sold for $107,500 and the assumption by the buyer of more than $200,000 in various liabilities. Clarion Specialty Products, which manufactured and assembled products which include plastic components, was sold because its business operations were not consistent with the Registrant's strategic growth plan..

         ACQUISITION OF MITO PRODUCT DEVELOPMENT. On April 29, 1999, the Registrant completed the acquisition of MITO Plastics, Inc. which does business as MITO Product Development in exchange for 310,000 shares of Clarion Common Stock. MITO is an award winning, full-service product development company providing program management, industrial design, engineering, prototyping and tooling from concept through delivery of complete assemblies all under one roof. MITO had 1998 net sales of approximately $5 million and a 1998 loss from operations of approximately $248,000. MITO currently operates from a 23,000 square foot facility in Jenison, Michigan and has 45 employees.

         The MITO operations will serve as the Clarion Technology Center and will become the Registrant's center for product development activities. The existing relationships of MITO will assist the Registrant in serving several of its target markets including tier two automotive, furniture, and consumer goods. MITO's current customers include Siemans, Steelcase, Bissell, Delphi, Gerber Products and Johnson Controls. The Registrant will now be able to help its clients leverage their resources by becoming an extension of their existing internal capabilities, or by providing services they do not presently have in-house.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  --------------------------------------------

                  No financial statements are required pursuant to Rule 3-05(b).

         (b)      Pro forma financial information.
                  --------------------------------

                  No pro forma financial information is required pursuant to
                  Article 11 of Regulation S-K.

         (c)      Exhibits.
                  ---------

                  2.4 Stock Purchase Agreement dated as of March 26, 1999 among Clarion Technologies, Inc. and Michael Muller and Thomas Boerema.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Clarion Technologies, Inc.
                                                (Registrant)



Date:  May 13, 1999                             By:    /s/ Robert W. Martin
                                                   -----------------------------
                                                       Robert W. Martin,
                                                       Chief Financial Officer